UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2008

CanAm Uranium Corp.
(Exact name of registrant as specified in its charter)

Nevada	522259	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 N State St., Suite 108
Bellingham, Washington 98225
(Address of principal executive offices) (Zip Code)

(206) 274-7598
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 10, 2008, David Hayes resigned as President and Chief Executive Officer, Chief Financial Officer and a member of the Board of Directors of CanAm Uranium Corp. (the “Company”). The Company received Mr. Hayes’s resignation on September 12, 2008.

On September 14, 2008, Charles Rendina resigned as a member of the Board of Directors of the Company.

On September 14, 2008, Ryan Gibson resigned as Chairman of the Board of Directors but remains a member of the Board of Directors.

On September 15, 2008, Paul Sarjeant resigned as a member of the Board of Directors of the Company.

On September 15, 2008, Mark Jensen, age 47, was appointed Secretary and a member of the Board of Directors of the Company. Since 2000, Mr. Jensen has owned and operated DVRC, Inc., a marketing consulting firm based in Seattle, Washington, which focuses on revenue growth for small and mid-size businesses. Mr. Jensen is also a founder, Chief Executive Office and a Director of MGN Technologies, an Internet marketing firm based in Seattle, whose shares of common stock are quoted on the Over-the-Counter Bulletin Board. Mr. Jensen is also the founder and President of Northtech Industries, a contractor to major home builders in the Seattle area. Mr. Jensen received a Bachelor of Arts degree in communications from Washington State University and owned and operated his first business in 1985.

On September 15, 2008, Wang Hoc Aun was appointed a member of the Board of the Directors of the Company. Mr. Wang currently serves as Managing Director of Inviron Group, based in Malaysia, which he founded in 1983. Inviron Group is a specialist building contractor and retrofit and restoration specialist with annual turnover in excess of $300 million. In 2005, Mr. Wang founded Crest Piling Hong Kong and Advanced Sheet Piles Sdn. Bhd. to manufacture, distribute a unique steel pile system developed in-house and patented in Asia, Australia and the United States.

As of September 17, 2008, the Company’s incumbent directors are: Ryan Gibson, Wang Hoc Aun and Mark Jensen.

As of September 17, 2008, the Company’s sole incumbent officer is its Secretary, Mark Jensesn. The Company is searching for a principal executive officer and principal financial officer.

Item 9.01. Financial Statements and Exhibits

Exhibits

No.	Description

17.1	Letter dated September 10, 2008 from David Hayes to CanAm Uranium Corp.
17.2	Letter dated September 14, 2008 from Charles Rendina to CanAm Uranium Corp.
17.3	Letter dated September 15, 2008 from Paul Sarjeant to CanAm Uranium Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CanAm Uranium Corp. (Registrant)

Date: September 18, 2008	By:	/s/ Ryan Gibson
Name: Ryan Gibson Title: Director

INDEX TO EXHIBITS

No.	Description

17.1	Letter dated September 10, 2008 from David Hayes to CanAm Uranium Corp.
17.2	Letter dated September 14, 2008 from Charles Rendina to CanAm Uranium Corp.
17.3	Letter dated September 15, 2008 from Paul Sarjeant to CanAm Uranium Corp.